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                                      EXHIBIT 16

                 SCHEDULES OF COMPUTATION FOR PERFORMANCE QUOTATIONS


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                                      EXHIBIT 16

                       SCHEDULE OF COMPUTATIONS OF PERFORMANCE
                                FIXED INCOME PORTFOLIO


    The Total Return, Average Annual Total Return, Yield, and Cumulative Return Information presented in the Prospectus and described in the Statement of Additional Information for the Fixed Income Portfolio was calculated as follows:


TOTAL RETURN:

    P(1 + T)n = ERV

    Where:    P    =    a hypothetical initial payment of $1,000
              T    =    average annual return
              n    =    number of years
              ERV  =    ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of a period, at the end of the period

    The computation of average annual total return assumes dividends and distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

    The ending redeemable value assumes a complete redemption at the end of the period.


    Total return for the year ending March 31, 1997:


              P    =    $1,000 (initial value)
              n    =    1 (1 year)

              ERV  =    $1,051.90 (ending redeemable value)


              Solve for T:


                   $1,000(1 + T)1 = $1,051.90
                   T = .0519 or 5.19%

    Average annual total return for the five years ended March 31, 1997:


              P    =    $1,000 (initial value)
              n    =    5 (5 years)

              ERV  =    $1,342.65 (ending redeemable value)


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              Solve for T:


                   $1,000(1 + T)5 = $1,342.65
                   T = .0607 or 6.07%

    Average annual total return from Inception, December 23, 1988, to March 31, 1997:


              P    =    $1,000 (initial value)

              n    =    8.27 years
              ERV  =    $1,781.13 (ending redeemable value)


              Solve for T:

                   $1,000(1 + T)8.27 = $1,781.13
                   T = .0723 or 7.23%

YIELD:

    P(Y x n/365 + 1) = ERV

    Where:    P    =    a hypothetical initial payment of $1,000
              Y    =    yield
              n    =    number of days
              ERV  =    ending redeemable value of $1,000

    The computation of yield assumes dividends are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

    The ending redeemable value assumes a complete redemption at the end of the period.

    30-day yield for the period ended March 31, 1997:

              P    =    $1,000 (initial value)
              n    =    30 days

              ERV  =    $1,005.01 (ending redeemable value)


              Solve for Y:


                   $1,000(Y x 30/365 + 1) = $1,005.01
                   Y = .0610 or 6.10%


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CUMULATIVE RETURN:

    Cumulative return from inception December 23, 1988 to March 31, 1997:


              P    =    $1,000 (initial value)
              ERV  =    $1,781.13 (ending redeemable value)

              Solve for T:

                   $1,000(1 + T) = $1,781.13
                   T = .7811 or 78.11%



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                                   VALUE PORTFOLIO


    The Total Return, Average Annual Total Return and Cumulative Return Information presented in the Prospectus and described in the Statement of Additional Information for the Value Portfolio was calculated as follows:


TOTAL RETURN:

    P(1 + T)n = ERV

    Where:    P    =    a hypothetical initial payment of $1,000
              T    =    average annual return
              n    =    number of years
              ERV  =    ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of a period, at the end of the period

    The computation of average annual total return assumes dividends and distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

    The ending redeemable value assumes a complete redemption at the end of the period.


    Total return for the year ending March 31, 1997:


              P    =    $1,000 (initial value)
              n    =    1 (1 year)

              ERV  =    $1,430.00 (ending redeemable value)


              Solve for T:


                   $1,000(1 + T)1 = $1,430.00
                   T = .1430 or 14.30%


    Average annual total return for the five years ended March 31, 1997:

              P    =    $1,000 (initial value)
              n    =    5 (5 years)

              ERV  =    $2,006.91 (ending redeemable value)


              Solve for T:


                   $1,000(1 + T)5 = $2,006.91
                   T = .1494 or 14.94%


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    Average annual total return for the ten years ended March 31, 1997:


              P    =    $1,000 (initial value)

              n    =    10 years
              ERV  =    $3,374.59 (ending redeemable value)


              Solve for T:


                   $1,000(1 + T)10 = $3,374.59
                   T = .1293 or 12.93%



CUMULATIVE RETURN:

    Cumulative return from inception (May 9, 1986) to March 31, 1997:

              P    =    $1,000 (initial value)
              ERV  =    $3,641.86 (ending redeemable value)

              Solve for T:

                   $1,000(1 + T) = $3,641.86
                   T = 2.6419 or 264.19%


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                          GOVERNMENT MONEY MARKET PORTFOLIO

    The Yield Information presented in the Prospectus and described in the Statement of Additional Information was calculated as follows:

YIELDS:

             7-DAY                          7-DAY EFFECTIVE
    P(Y x 7/365  + 1) = ERV            P(E + 1)7/365   = ERV

    Where:    P    =    a hypothetical initial payment of $1,000
              Y    =    yield
              E    =    effective yield
              n    =    number of days
              ERV  =    ending redeemable value of $1,000

    The computation of yield and effective yield assumes dividends are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

    The ending redeemable value assumes a complete redemption at the end of the period.


    7-day yield for the period ended March 31, 1997:


              P    =    $1,000 (initial value)
              n    =    7 days

              ERV  =    $1,000.91 (ending redeemable value)


              Solve for Y:


                   $1,000(Y x 7/365 + 1) = $1,000.91
                   Y = .0475 or 4.75%


    7-day effective yield for the period ended March 31, 1997:

              P    =    $1,000 (initial value)
              n    =    7 days

              ERV  =    $1,000.91 (ending redeemable value)


              Solve for E:


                   $1,000(E + 1)7/365 = $1,000.91
                   E = .0486 or 4.86%


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                                  HICKORY PORTFOLIO


    The Total Return, Average Annual Total Return and Cumulative Return Information presented in the Prospectus and described in the Statement of Additional Information for the Hickory Portfolio was calculated as follows:


TOTAL RETURN:

    P(1 + T)n = ERV

    Where:    P    =    a hypothetical initial payment of $1,000
              T    =    average annual return
              n    =    number of years
              ERV  =    ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of a period, at the end of the period

    The computation of average annual return assumes dividends and distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

    The ending redeemable value assumes a complete redemption at the end of the period.


    Total return for the year ending March 31, 1997:


              P    =    $1,000 (initial value)
              n    =    1 (1 year)

              ERV  =    $1,281.70 (ending redeemable value)


              Solve for T:


                   $1,000(1 + T)1 = $1,281.70
                   T = .2817 or 28.17%



    Average annual total return for the three years ending March 31, 1997:


              P    =    $1,000 (initial value)
              n    =    3 years

              ERV  =    $1,726.66 (ending redeemable value)


              Solve for T:


                   $1,000(1 + T)3 = $1,726.66
                   T = .1997 or 19.97%


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    Average annual total return from Inception, April 1, 1993, to March 31,
1997:


              P    =    $1,000 (initial value)

              n    =    4 years
              ERV  =    $1,901.21 (ending redeemable value)


              Solve for T:


                   $1,000(1 + T)4 = $1,901.21
                   T = .1742 or 17.42%



CUMULATIVE RETURN:

    Cumulative return from inception (April 1, 1993) to March 31, 1997:

              P    =    $1,000 (initial value)
              ERV  =    $1,901.21 (ending redeemable value)

              Solve for T:

                   $1,000(1 + T) = $1,901.21
                   T = .9012 or 90.12%